UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
February 6, 2008
ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658

(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

35980 Woodward Avenue, Suite 200
Bloomfield Hills, MI 48304

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (248) 723-2223
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Unsecured, Convertible Promissory Notes
On February 6, 2008, Ecology Coatings, Inc. (the “Company”) completed a bridge loan transaction, deemed effective February 5, 2008, in the amount of Three Hundred Fifty Thousand Dollars ($350,000) (the “Bridge Loan”) from Hayden Capital USA, LLC, a Delaware limited liability company (the “Holder”). In connection with the Bridge Loan, the Company issued three (3) unsecured, convertible promissory notes in favor of (i) Hayden Capital USA, LLC – Series I (the “Series I Note”), (ii) Hayden Capital USA, LLC – Series II (the “Series II Note”), and (iii) Hayden Capital USA, LLC – Series III (the “Series III Note”) (collectively, the “Notes”). A discussion of the terms and conditions of each of the Notes follows below.
The Series I Note is in the principal amount of Fifty Thousand Dollars ($50,000), bearing interest of twenty-five (25%) percent per annum, with a maturity date of May 31, 2008 (the “Series I Maturity Date”). At its option, the Company may extend the Series I Maturity Date for an additional thirty (30) days upon delivery to the Holder of a warrant to purchase thirty thousand (30,000) shares of the Company’s common stock. The Holder, at its option, may demand payment of all amounts owed under the Series I Note within fifteen (15) days following the Company’s completion of either (i) an underwritten public offering of its securities or (ii) a private offering exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) which results in proceeds, net of underwriting discounts and commissions, in excess of One Million Dollars ($1,000,000) (collectively, a “New Offering”). The amounts due under the Series I Note may also be accelerated upon an event of default. As a material inducement to the Holder to lend the amount under the Series I Note, the Company issued the Holder a warrant to purchase thirty-seven thousand five hundred (37,500) shares of the Company’s common stock.
The Series II Note is in the principal amount of One Hundred Fifty Thousand Dollars ($150,000) (the “Series II Note”), bearing interest of twenty-five (25%) percent per annum, with a maturity date of May 31, 2008 (the “Series II Maturity Date”). At its option, the Company may extend the Series II Maturity Date for an additional thirty (30) days upon delivery to the Holder of a warrant to purchase ninety thousand (90,000) shares of the Company’s common stock. The Holder, at its option, may demand payment of all amounts owed under the Series II Note within fifteen (15) days following the Company’s completion of a New Offering. The amounts coming due under the Series II Note may also be accelerated upon an event of default. As a material inducement to the Holder to lend the amounts under the Series II Note, the Company delivered a warrant to purchase one hundred twelve thousand five hundred (112,500) shares of the Company’s common stock.
The Series III Note is in the principal amount of One Hundred Fifty Thousand Dollars ($150,000) (the “Series III Note”) bearing interest of twenty-five (25%) percent per annum, with a maturity date of May 31, 2008 (the “Series III Maturity Date”). At its option, the Company may extend the Series III Maturity Date for an additional thirty (30) days upon delivery to the Holder of a warrant to purchase ninety thousand (90,000) shares of the Company’s common stock. The Holder, at its option, may demand payment of all amounts owed under the Series III Note within fifteen (15) days following the Company’s completion of a New Offering. The amounts coming due under the Series III Note may also be accelerated upon an event of default. As a material inducement to the Holder to lend the amounts under the Series III Note, the Company delivered a warrant to purchase one hundred twelve thousand five hundred (112,500) shares of the Company’s common stock.
The Notes are convertible into shares of the Company’s common stock on or before their respective maturity dates. The Holder may convert any part of the then-outstanding amounts under the Note(s) at a price equal to the lower of: the closing bid price per share of the common stock on February 5, 2008 as reported on the Over-The-Counter Bulletin Board or the average price at which the Company sells its securities in the New Offering.
Together, the Notes constitute the “Senior Indebtedness” of the Company and are unsecured. The Company has promised the Holder that it shall not incur any indebtedness senior or pari passu in right of payment to the Notes while the Notes remaining outstanding. The Company shall pay each Note on or before the Maturity Date on a pro rata basis.
Allonge to Promissory Note Dated November 13, 2003
As previously disclosed, on November 13, 2003 the Company made a promissory note in the principal amount of Ninety-Six Thousand Dollars ($96,000) in favor of Richard D. Stromback, a majority shareholder, officer and director of the Company, in exchange for certain advances made to the Company, bearing interest at a rate of four (4%) per annum, and maturing on December 31, 2007 (the “Stromback I Note”). On February 6, 2008, the Company and Mr. Stromback entered into an allonge to the Stromback I Note whereby the Company and Mr. Stromback agreed to extend the maturity date to December 31, 2008 (the “Stromback I Allonge”). The remaining provisions of the Stromback I Note remain in full force and effect.
Allonge to Promissory Note Dated December 15, 2003
As previously disclosed, on December 15, 2003 the Company made a promissory note in the principal amount of One Hundred Seventy-Three Thousand and Thirty Dollars ($173,030) in favor of Deanna Stromback, a principal shareholder and former director of the Company, in exchange for certain advances made to the Company, bearing interest at a rate of four (4%) per annum, maturing on December 31, 2007 (the “Stromback II Note”). On February 6, 2008, the Company and Ms. Stromback entered into an Allonge to the Stromback II Note whereby the Company and Ms. Stromback agreed to extend the maturity date to December 31, 2008 (the “Stromback II Allonge”). The remaining provisions of the Stromback II Note remain in full force and effect.
Allonge to Promissory Note Dated August 10, 2004
As previously disclosed, on August 10, 2004 the Company made a promissory note in the principal amount of Two Hundred Thousand Dollars ($200,000) in favor of Douglas Stromback, a principal shareholder and former director of the Company, in exchange for certain advances made to the Company, bearing interest at a rate of four (4%) per annum, maturing on December 31, 2007 (the “Stromback III Note”). On February 6, 2008, the Company and Mr. Stromback entered into an allonge to the Stromback III Note whereby the Company and Mr. Stromback agreed to extend the maturity date to December 31, 2008 (the “Stromback III Allonge”). The remaining provisions of the Stromback III Note remain in full force and effect.
Allonge to Promissory Note Dated February 28, 2006
As previously disclosed, on February 28, 2006 the Company made an unsecured, convertible promissory note in favor of Christopher Marquez (“Marquez”) in the principal amount of Three Hundred Thousand Dollars ($300,000), which matured on December 31, 2006 (the “Marquez Maturity Date”) (the “Marquez Note”). The Marquez Maturity Date was later amended by the First Allonge to the Marquez Note and extended to December 31, 2007 (the “Amended Marquez Maturity Date”). On June 7, 2007, Marquez converted One Hundred Thousand Dollars ($100,000) of the principal balance of the Marquez Note into one hundred sixty thousand (160,000) shares of the Company’s common stock. The principal balance on the Marquez Note as of December 31, 2007 was One Hundred Forty-Two Thousand Four Hundred Fifteen Dollars ($142,415).
On February 6, 2008, the Company and Marquez entered into a Third Allonge to the Marquez Note whereby the Company and Marquez agreed to extend the maturity date to May 31, 2008 (the “Second Amended Marquez Maturity Date”). If the Company completes an offering of its securities pursuant to an exemption from registration contained in Section 4(2) of the Act and Regulation D promulgated thereunder, in an aggregate amount greater than or equal to Five Hundred Thousand Dollars ($500,000) prior to the Second Amended Marquez Maturity Date, the Company shall pay the then outstanding principal amount of the Marquez Note in full.
As a material inducement to Marquez to enter into the Third Allonge, the Company issued Marquez sixty thousand (60,000) shares of the Company’s common stock. In addition, the Company granted certain priority payment rights to Marquez on the Marquez Note. The Marquez Note now constitutes the “Senior Subordinated Indebtedness” of the Company and has priority in right of payment over all the now-existing indebtedness of the Company, with the exception of the indebtedness represented by the Series I Note, Series II Note and Series III Note.
The foregoing descriptions of the terms and conditions of the Notes and Allonges are qualified in their entireties by reference to the Exhibits to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit
Number	Description

10.27	Hayden Capital USA, LLC — Series I promissory note dated February 5, 2008 made in favor of Hayden Capital USA, LLC, a Delaware limited liability company*

10.28	Hayden Capital USA, LLC — Series II Promissory note dated February 5, 2008 made in favor of Hayden Capital USA, LLC, a Delaware limited liability company*

10.29	Hayden Capital USA, LLC — Series III promissory note dated February 5, 2008 made in favor of Hayden Capital USA, LLC, a Delaware limited liability company*

10.30	Allonge to promissory note dated November 13, 2003 made in favor of Richard D. Stromback*

10.31	Allonge to promissory note dated December 15, 2003 made in favor of Deanna Stromback*

10.32	Allonge to promissory note dated August 10, 2004 made in favor of Douglas Stromback*

10.33	Third Allonge to promissory note dated February 28, 2006 made in favor of Christopher Marquez*

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.
DATE: February 12, 2008	By:	/s/ Adam S. Tracy
Adam S. Tracy
Vice President, General Counsel and Secretary